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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 6, 2002.

                         FNANB Credit Card Master Trust
                         DC Funding International, Inc.
                  ------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                  333-88564 and
    Delaware                       333-88564-01                  54-2062183
----------------                  -------------              -------------------
(State or other                    (Commission                 (IRS Employer
 jurisdiction of                    File Nos.)               Identification No.)
 incorporation)

 Third Floor, Suite 288, 2 Reid Street
        Hamilton HM 11, Bermuda                                      N/A
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: 441-296-5874

INFORMATION TO BE INCLUDED IN THE REPORT

Item5. Other Events.

     On July 19, 2002, DC Funding International, Inc. ("DC Funding") and the FNANB Credit Card Master Trust (the "Trust") (i) caused the issuance of the Trust's Collateral Certificate and the transfer of such Collateral Certificate to the FNANB Credit Card Master Note Trust and (ii) caused the issuance and sale by the FNANB Credit Card Master Note Trust of $415,950,000 aggregate principal amount of Class A Floating Rate Asset Backed Notes, Series 2002-A (the "Notes").

     Final forms of Exhibits 1.1, 1.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8 and 10.1 are
     filed herewith.

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Item7. Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit 1.1. Underwriting Agreement (Standard Terms) dated as of July 11, 2002 between DC Funding International, Inc. and Banc of America Securities LLC, as Representative of the several Underwriters.

     Exhibit 1.2. Terms Agreement dated as of July 11, 2002 between DC Funding International, Inc. and Banc of America Securities LLC, as Representative of the several Underwriters named therein.

     Exhibit 4.3. Collateral Series Supplement dated as of July 19, 2002 among DC Funding International, Inc., as Transferor, First North American National Bank, as Servicer, and JPMorgan Chase Bank, as Trustee.

     Exhibit 4.4. Master Indenture dated as of July 1, 2002 between FNANB Credit Card Master Note Trust, as Issuer, and JPMorgan Chase Bank, as Indenture Trustee.

     Exhibit 4.5. Series 2002-A Indenture Supplement dated as of July 19, 2002 between FNANB Credit Card Master Note Trust, as Issuer, and JPMorgan Chase Bank, as Indenture Trustee.

     Exhibit 4.6. Transfer and Servicing Agreement dated as of July 1, 2002 among DC Funding International, Inc., as Transferor, First North American National Bank, as Servicer, and FNANB Credit Card Master Note Trust, as Issuer.

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     Exhibit 4.7. Trust Agreement dated as of July 1, 2002 between DC Funding
     International, Inc., as Transferor, and Wilmington Trust Company, as Owner Trustee.

     Exhibit 4.8. Administration Agreement dated as of July 1, 2002 between FNANB Credit Card Master Note Trust, as Issuer, and First North American National Bank, as Administrator.

     Exhibit 10.1. Note Guarantee Insurance Policy issued by Ambac Assurance Corporation with respect to the Notes.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FNANB CREDIT CARD MASTER TRUST,
                                         as Co-Registrant


                                         By: DC Funding International, Inc.,
                                             as Transferor of the FNANB
                                             Credit Card Master Trust


                                         By: /s/ Philip J. Dunn
                                             ----------------------------
                                         Name:   Philip J. Dunn
                                         Title:  Vice President


                                         DC FUNDING INTERNATIONAL, INC.,
                                         as Co-Registrant


                                         By: /s/ Philip J. Dunn
                                             ----------------------------
                                         Name:   Philip J. Dunn
                                         Title:  Vice President

Date: August 6, 2002